Q1 2026 EARNINGS CALL May 5, 2026

2Sterling | STRL: First Quarter 2026 DISCLOSURE: Forward-Looking Statements This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward- looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: the anticipated benefits of the CEC acquisition; our business strategy; our financial strategy; our industry outlook; our guidance; our expected earnings and margin growth; our pool of future work; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this presentation, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” "would," “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” "guidance," “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this presentation are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission and elsewhere in those filings. Additional factors or risks that we currently deem immaterial, that are not presently known to us or that arise in the future could also cause our actual results to differ materially from our expected results. Given these uncertainties, investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the date the forward-looking statements are made. The forward-looking statements speak only as of the date made, and we undertake no obligation to publicly update or revise any forward-looking statements for any reason, whether as a result of new information, future events or developments, changed circumstances, or otherwise, notwithstanding any changes in our assumptions, changes in business plans, actual experience or other changes. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. This presentation may contain the financial measures: adjusted net income, adjusted operating income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. When presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation.

NASDAQ: STRL | HQ: The Woodlands, TX | Employees: ~5,000
Shares Outstanding(2): 30.7M | Market Cap(2): $16.35B
Revenue(3): $3.75B | Adjusted EBITDA(3): $858M
Total Backlog(1): $3.80B | Projects Underway: ~360

STERLING,

A Leading Infrastructure Services Provider

We offer a customer-centric, market-focused portfolio of goods and services geographically positioned in the right markets


Select Projects

E-Infrastructure Solutions

Largest, highest-margin segment

Site Development and Electrical & Mechanical services for large, mission-critical projects

Markets:
- Mission-Critical Markets:
  - Data Centers
  - Semiconductor Fabrication
  - Next Generation Manufacturing
- E-Commerce Distribution Centers
- Warehousing

Transportation Solutions

Strong markets with attractive margin opportunities

Infrastructure and rehabilitation projects for highways, roads, bridges, airports, ports, light rail and storm drainage systems

Markets:
- Alternative Delivery
- Aviation
- Rail
- Low-bid Heavy Highway

Building Solutions

Strong cash generation and flexible cost structure

Residential and Commercial concrete slabs, Plumbing and Surveying

Markets:
- Dallas/Fort Worth
- Houston
- Phoenix
- Oklahoma

STERLING

(1) At March 31, 2026.
(2) Shares outstanding and Market Cap as of May 1, 2026.
(3) Midpoints of Full Year 2026 Revenue and Adjusted EBITDA Guidance. See 2026 Modeling Considerations and EBITDA Guidance Reconciliation in the Appendix.

Sterling | STRL: First Quarter 2026 3

+18% REVENUE CAGR 2019-2025 4 R ev en ue (I n m ill io ns )* O p erating m arg in % * (4.9)% (2.0)% 2.2% 4.0% 3.4% 7.5% 7.6% 9.0% 10.4% 12.5% 16.3% E-Infrastructure Solutions Transportation Solutions Building Solutions Operating Margin 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $(1,000) $(500) $— $500 $1,000 $1,500 $2,000 $2,500 (6)% (4)% (2)% 0% 2% 4% 6% 8% 10% 12% 14% 16% 2015 – 2019: Strategic Transformation 2020 +: Leveraging the Platform Transformation Built the Foundation for Success (*) Revenue and Operating margin from continuing operations Sterling | STRL: First Quarter 2026

+44% EPS CAGR 2019-2025 5 2015 – 2019: Strategic Transformation 2020 +: Leveraging the Platform Transformation Built the Foundation for Success (*) Diluted EPS from continuing operations. See Adjusted Net Income Guidance Reconciliation in the Appendix for the reconciliation of GAAP to non-GAAP measures. Sterling | STRL: First Quarter 2026 D ilu te d E PS * $5.16 $7.09 $10.88 $(2.40) $(0.66) $0.10 $0.60 $1.24 $1.53 $2.11 $3.16 $4.44 $8.27 $9.38 GAAP Diluted EPS Adjusted Diluted EPS 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 $(3.00) $(2.00) $(1.00) $— $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 $10.00 $11.00 $12.00

+ First Quarter 2026 Results Sterling | STRL: First Quarter 2026 6

A d ju st ed E B IT D A * ($ M ill io ns ) $80.3 $166.6 Q1 2025 Q1 2026 $0 $25 $50 $75 $100 $125 $150 $175 D ilu te d E PS * $1.63 $3.59 Q1 2025 Q1 2026 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 EB IT D A * ($ M ill io ns ) $72.1 $155.2 Q1 2025 Q1 2026 $0 $25 $50 $75 $100 $125 $150 $175 D ilu te d E PS $1.28 $3.09 Q1 2025 Q1 2026 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 Re ve nu e ($ M ill io ns ) $430.9 $825.7 Q1 2025 Q1 2026 $0 $100 $200 $300 $400 $500 $600 $700 $800 Re ve nu e ($ M ill io ns ) $430.9 $825.7 Q1 2025 Q1 2026 $0 $100 $200 $300 $400 $500 $600 $700 $800 GAAP REPORTED RESULTS All comparisons are to the prior year quarter First Quarter 2026 Results Highlights • Revenue increased 92% year- over-year. Organic growth was over 55%. • Gross profit margins of 24%. • Adjusted EPS of $3.59 increased 120% year-over- year and reached a new record. • Adjusted EBITDA grew 107% year-over-year and adjusted EBITDA margins expanded over 150 basis points to reach 20.2%. (*) See the Adjusted Net Income and EBITDA reconciliations in the Appendix for reconciliations of GAAP to Non- GAAP measures. Sterling | STRL: First Quarter 2026 7 92% 92% 141% 115% 120% 107% Revenue EPS EBITDA ADJUSTED RESULTS

O pe ra tin g In co m e ($ M ill io ns ) $46.6 $133.8 Q1 2025 Q1 2026 $0 $50 $100 $150 O pe ra tin g In co m e ($ M ill io ns ) $11.3 $14.8 Q1 2025 Q1 2026 $0 $10 $20 O pe ra tin g In co m e ($ M ill io ns ) $12.4 $6.2 Q1 2025 Q1 2026 $0 $10 $20 Re ve nu e ($ M ill io ns ) $218.3 $597.7 Q1 2025 Q1 2026 $0 $200 $400 $600 Re ve nu e ($ M ill io ns ) $120.7 $132.9 Q1 2025 Q1 2026 $0 $50 $100 $150 Re ve nu e ($ M ill io ns ) $92.0 $95.1 Q1 2025 Q1 2026 $0 $50 $100 First Quarter 2026 Segment Results Sterling | STRL: First Quarter 2026 8 Transportation Solutions Building Solutions 174% E-Infrastructure Solutions 10% 3% 187% 31% (50)% All comparisons are to the prior year quarter, GAAP and NON-GAAP Segment Information* REVENUE OPERATING INCOME E-Infrastructure Solutions • Revenue grew 174% over prior year (102% excluding CEC). • Strong execution on large, time- sensitive mission critical projects is the primary driver of margin expansion. Transportation Solutions • Revenue increased 10% driven by strong activity in the core Rocky Mountain market, which benefited from favorable weather and the timing of project starts. • Margins are benefitting from favorable mix shift, strong execution, and the wind-down of Texas low-bid work. Building Solutions • Revenue increased 3% reflecting modest acceleration in homebuilder activity. We anticipate that prevailing affordability-related market headwinds will persist through the year. • Operating margins have been impacted by challenging market conditions. ADJUSTED OPERATING INCOME* O pe ra tin g In co m e ($ M ill io ns ) $50.6 $140.3 Q1 2025 Q1 2026 $0 $50 $100 $150 O pe ra tin g In co m e ($ M ill io ns ) $13.6 $17.1 Q1 2025 Q1 2026 $0 $10 $20 O pe ra tin g In co m e ($ M ill io ns ) $14.2 $8.3 Q1 2025 Q1 2026 $0 $10 $20177% 26% (42)% (*) See NON-GAAP Segment Information in the Appendix for reconciliations of GAAP to Non-GAAP measures.

Sterling | STRL: First Quarter 2026 9 (1) As a result of the RHB deconsolidation, Sterling no longer consolidates RHB's backlog of $348M, $331M, $383M, $433M $488M and $491M at March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024, respectively. B ac kl o g ($ m ill io ns ) E-Infrastructure Solutions Transportation Solutions Building Solutions RHB(1) 4Q23 1Q24 2Q24 Q324 Q424 Q125 Q225 Q325 Q425 Q126 $— $1,000 $2,000 $3,000 $4,000 Due to the deconsolidation of RHB, Sterling's reported backlog figures as of December 31, 2024 and forward no longer include RHB and are therefore not directly comparable to prior periods. BACKLOG Signed Backlog by Segment Signed backlog increased + 78% and + 51% The acquisition of CEC contributed $592 million to signed backlog and $1.29 billion to unsigned awards at March 31, 2026 year-over-year excluding contributions from CEC year-over-year

Sterling | STRL: First Quarter 2026 10 (*) Backlog and Unsigned Awards from continuing operations (1) As a result of the RHB deconsolidation, Sterling no longer consolidates RHB's backlog of $348M, $331M, $383M, $433M $488M and $491M at March 31, 2026, December 31, 2025, September 30, 2025,June 30, 2025, March 31, 2025 and December 31, 2024, respectively. B ac kl o g a nd U ns ig ne d A w ar d s ($ m ill io ns )* Backlog Unsigned Awards RHB Backlog(1) 4Q23 1Q24 2Q24 Q324 Q424 Q125 Q225 Q325 Q425 Q126 — 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 5,500 Backlog does not include BACKLOG Signed and Combined Backlog ~$1.3 billion of future phases of work associated with current projects Due to the deconsolidation of RHB, Sterling's reported backlog figures as of December 31, 2024 and forward no longer include RHB and are therefore not directly comparable to prior periods. Strong award activity in early 2026

Sterling | STRL: First Quarter 2026 11(1) 2018-2020 includes cash and debt from discontinued operations, 2021-2026 is continuing operations only. (in m ill io ns ) $94 $46 $66 $61 $182 $472 $664 $391 $512 $82 $433 $369 $452 $431 $342 $316 $291 $287 Cash and cash equivalents Total debt 2018 2019 2020 2021 2022 2023 2024 2025 Q1 2026 $0 $100 $200 $300 $400 $500 $600 $700 Total Debt and Cash Positions (1) Balance Sheet with Significant Firepower to Support Future Growth Considerations: • We expect to pursue strategic uses of our liquidity, including acquisitions, stock repurchases, and managing leverage • 3-Year Credit Facility as of March 31, 2026: ◦ $289M Term Loan Borrowings ◦ $150M Revolving Credit Facility (Undrawn) • Net cash position as of March 31, 2026: ◦ $224M, or $7.23 per diluted share

12 Sterling, A Leading Provider of Infrastructure Services in the U.S. Sterling | STRL: First Quarter 2026 Successful strategic foundation with strong, diversified platform Robust, multi-year, secular growth drivers Continued opportunity for margin expansion Robust balance sheet, free cash flow Strong historical stock performance Through high-value service and low execution risk, we are building the infrastructure foundation needed today for tomorrow's way of life

We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow. Sterling | STRL: First Quarter 2026 13 Contact Us Sterling Infrastructure, Inc. Noelle Dilts, VP IR and Corporate Strategy Tel: (281) 214-0795 noelle.dilts@strlco.com

+ Appendix Sterling | STRL: First Quarter 2026 14

2026 Modeling Considerations(1) Sterling | STRL: First Quarter 2026 15 (1) In millions except for EPS and percentages (2) See the Adjusted Net Income Guidance Reconciliation in the Appendix (3) See the EBITDA Guidance Reconciliation in the Appendix FY 2026 Expectations FY 2025 Actual Revenue $3,700 to $3,800 $2,490 Gross Margin 25.5% to 26.0% 23% G&A Expense as % of Revenue (Excluding Intangible Amortization) 5.5% to 6.0% 6.2% Other Operating Income $16 to $19 $18.2 JV Non-Controlling Interest Expense ~$33 $19.6 Effective Income Tax Rate ~24.5% 24.2% Diluted EPS $16.50 to $17.15 $9.38 Adjusted Diluted EPS(2) $18.40 to $19.05 $10.88 Expected Dilutive Shares Outstanding ~31.0 30.9 EBITDA(3) $801 to $831 $472 Adjusted EBITDA(3) $843 to $873 $504 Non-Cash Items Depreciation (Includes $1.1M of RHB basis difference depreciation in each year) $68 to $71 $56.0 Intangible Amortization (Includes $7.5M of RHB basis difference amortization in each year) ~$36 $29.7 Stock-based Compensation ~$32 $24.2 Deferred Taxes $10 to $12 $13.8 Other Cash Flow Items Interest (Expense) Income, Net ($5) to ($7) $2.6 CAPEX $100 to $110 $77.3

Consolidated Results Three Months Ended March 31, ($ in millions, except per share data) 2026 2025 % Change Revenues $825.7 $430.9 92% Gross Profit 194.3 94.8 105% G&A Expense (47.9) (34.6) Intangible Asset Amortization (7.1) (4.5) Acquisition Related Costs (1.4) (0.2) Earn-out Expense (2.5) (1.3) Other Operating Income, Net 2.4 1.9 Operating Income 137.8 56.1 146% Interest, Net (0.4) 1.6 Income Tax Expense (33.7) (15.1) Less: Net Income Attributable to NCI (7.8) (3.1) Net Income $96.0 $39.5 Diluted EPS $ 3.09 $ 1.28 141% EBITDA (1) $ 155.2 $ 72.1 115% (1) See the EBITDA reconciliation in the Appendix for a reconciliation of GAAP to Non-GAAP measures. Sterling | STRL: First Quarter 2026 16

Three Months Ended March 31, ($ in thousands) 2026 % of Revenue 2025 % of Revenue Revenues E-Infrastructure Solutions $ 597,732 72% $ 218,263 51% Transportation Solutions 132,863 16% 120,661 28% Building Solutions 95,080 12% 92,025 21% Total Revenues $ 825,675 $ 430,949 Operating Income E-Infrastructure Solutions 133,764 22.4% 46,642 21.4% Transportation Solutions 14,754 11.1% 11,253 9.3% Building Solutions 6,215 6.5% 12,352 13.4% Segment Operating Income 154,733 18.7% 70,247 16.3% Corporate G&A Expense (13,024) (12,649) Acquisition Related Costs (1,407) (179) Earn-out Expense (2,488) (1,343) Total Operating Income 137,814 16.7% 56,076 13.0% Segment Information Sterling | STRL: First Quarter 2026 17

(Unaudited) Three Months Ended March 31, ($ in thousands) 2026 % of Revenue 2025 % of Revenue Adjusted Operating Income E-Infrastructure Solutions $ 140,330 23.5% $ 50,583 23.2% Transportation Solutions 17,078 12.9% 13,577 11.3% Building Solutions 8,266 8.7% 14,234 15.5% Adjusted Segment Operating Income 165,674 20.1% 78,394 18.2% Corporate G&A Expense (7,504) (7,739) Total Adjusted Operating Income (1) $ 158,170 19.2% $ 70,655 16.4% (1) The Company defines adjusted operating income as GAAP operating income excluding the impact of non-cash stock-based compensation, intangible asset amortization, acquisition related costs, and earn-out expense. For the three months ended March 31, 2026, GAAP operating income of $137,814 is adjusted to exclude $7,497 of non-cash stock-based compensation, $8,964 of intangible asset amortization (including $1,871 related to the basis difference of RHB), $1,407 of acquisition related costs, and $2,488 of earn-out expense. For the three months ended March 31, 2025, GAAP operating income of $56,076 is adjusted to exclude $6,683 of non-cash stock-based compensation, $6,374 of intangible asset amortization (including $1,871 related to the basis difference of RHB), $179 of acquisition related costs, and $1,343 of earn-out expense. NON-GAAP Segment Information Sterling | STRL: First Quarter 2026 18

Sterling | STRL: First Quarter 2026 19 (Unaudited) Three Months Ended March 31, (In thousands, except per share data) 2026 2025 Net income attributable to Sterling common stockholders $ 95,969 $ 39,477 Non-cash stock-based compensation 7,497 6,683 Intangible asset amortization(1) 8,964 6,374 Acquisition related costs 1,407 179 Earn-out expense 2,488 1,343 Tax impact of adjustments (4,987) (3,812) Adjusted net income attributable to Sterling common stockholders(2) $ 111,338 $ 50,244 Net income per share attributable to Sterling common stockholders: Basic $ 3.13 $ 1.29 Diluted $ 3.09 $ 1.28 Adjusted net income per share attributable to Sterling common stockholders: Basic $ 3.63 $ 1.64 Diluted $ 3.59 $ 1.63 Weighted average common shares outstanding: Basic 30,652 30,547 Diluted 31,038 30,881 (1) For the three months ended March 31, 2026 and 2025, intangible asset amortization includes $1,871 in both periods, related to the basis difference recognized in the deconsolidation of RHB on December 31, 2024. (2) The Company defines adjusted net income attributable to Sterling common stockholders as GAAP net income attributable to Sterling common stockholders excluding non-cash stock-based compensation, intangible asset amortization, acquisition related costs, earn-out (income) expense, and the income tax impact of these adjustments. The tax impact of adjustments is determined by using the Company's annual effective tax rate, unless the nature of the item requires application of a specific tax rate. Adjusted Net Income Reconciliation

Sterling | STRL: First Quarter 2026 20 (Unaudited) Three Months Ended March 31, (In thousands) 2026 2025 Net income attributable to Sterling common stockholders $ 95,969 $ 39,477 Depreciation and amortization (1) 25,180 19,137 Interest expense (income), net 376 (1,595) Income tax expense 33,673 15,080 EBITDA (2) 155,198 72,099 Non-cash stock-based compensation 7,497 6,683 Acquisition related costs 1,407 179 Earn-out expense 2,488 1,343 Adjusted EBITDA (3) $ 166,590 $ 80,304 (1) For the three months ended March 31, 2026 and 2025, depreciation and amortization includes $1,871, in each period, of intangible asset amortization and $275, in each period, of depreciation expense related to the basis difference recognized in the deconsolidation of RHB. (2) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders adjusted for depreciation and amortization, net interest income/expense and income tax expense. (3) The Company defines adjusted EBITDA as EBITDA excluding the impact of non-cash stock-based compensation, acquisition related costs, and earn-out (income) expense. EBITDA Reconciliation

Adjusted Net Income Guidance Reconciliation

(Unaudited) (In millions, except per share data)	Full Year 2026 Guidance Low	 High	 2025 Actual	Full Year 2024 Actual	 2023 Actual
Net income attributable to Sterling common stockholders	$ 513	$ 533	$ 290	$ 257	$ 139
Gain on deconsolidation of subsidiary, net	–	–	–	(91)	–
Non-cash stock-based compensation	32	32	24	19	15
Intangible asset amortization (1)	36	36	30	17	15
Acquisition related costs	1	1	8	–	1
Earn-out expense (income)	9	9	(1)	5	(1)
Income tax impact of adjustments	(19)	(19)	(15)	13	(8)
Adjusted net income attributable to Sterling common stockholders (2)	$ 572	$ 592	$ 337	$ 221	$ 161
Net income per share attributable to Sterling common stockholders:					
Diluted	$ 16.50	$ 17.15	$ 9.38	$ 8.27	$ 4.44
Adjusted net income per share attributable to Sterling common stockholders:					
Diluted	$ 18.40	$ 19.05	$ 10.88	$ 7.09	$ 5.16
Weighted average common shares outstanding:					
Diluted (Approximate for 2026)	31.0	31.0	30.9	31.1	31.2

(1) Full year 2026 guidance and full year 2025 actual include intangible asset amortization of approximately $7.5 million related to the basis difference recognized in the deconsolidation of RHB.

(2) The Company defines adjusted net income attributable to Sterling common stockholders as GAAP net income attributable to Sterling common stockholders excluding the impact of the net gain on deconsolidation of subsidiary, non-cash stock-based compensation, intangible asset amortization, acquisition related costs, earn-out expense, and the income tax impact of these adjustments. The tax impact of adjustments is determined by using the Company's quarterly and annual effective tax rate, as applicable, unless the nature of the item requires application of a specific tax rate.

STERLING
Sterling | STRL: First Quarter 2026 21

Sterling | STRL: First Quarter 2026 22 (1) Full year 2026 guidance and full year 2025 actual include depreciation and intangible asset amortization of approximately $1.1 million and $7.5 million, respectively, related to the basis difference recognized in the deconsolidation of RHB. (2) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest income/expense, and income tax expense. (3) The Company defines adjusted EBITDA as EBITDA excluding the impact of non-cash stock-based compensation, acquisition related costs, and earn-out expense. (Unaudited) Full Year 2026 Guidance Full Year 2025 (In millions) Low High Actual Net income attributable to Sterling common stockholders $ 513 $ 533 $ 290 Depreciation and amortization(1) 104 107 86 Interest expense (income), net 5 7 (3) Income tax expense 179 184 99 EBITDA (2) 801 831 472 Non-cash stock-based compensation 32 32 24 Acquisition related costs 1 1 8 Earn-out expense (income) 9 9 (1) Adjusted EBITDA(3) $ 843 $ 873 $ 504 EBITDA Guidance Reconciliation

Sterling | STRL: First Quarter 2026 23 Remaining Performance Obligations (RPOs)(1) (In millions) March 31, 2026 December 31, 2025 E-Infrastructure Solutions RPOs $ 2,711.3 $ 1,843.5 Transportation Solutions RPOs 1,035.1 1,124.4 Building Solutions RPOs - Commercial 49.3 43.0 Total RPOs $ 3,795.8 $ 3,010.9 (1) Our remaining performance obligations do not differ from what we refer to as “Backlog,” and represent the amount of revenues we expect to recognize in the future from our contract commitments on projects.

We build and service the infrastructure that enables our economy to run, our people to move, and our country to grow. THANK YOU